NATIONWIDE VARIABLE INSURANCE TRUST
Gartmore NVIT International Equity Fund

Supplement dated March 11, 2011
to the Summary Prospectus dated October 15, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.           At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on March 11, 2011, the Board approved the termination of Gartmore Global Partners (“Gartmore”) as subadviser to the Gartmore NVIT International Equity Fund, and approved the appointment of  Invesco Advisers, Inc. (“Invesco”) to subadvise the Fund.  This change is anticipated to take effect on or about March 18, 2011.

2.           Effective March 18, 2011, the name of the Gartmore NVIT International Equity Fund shall be changed to the “NVIT International Equity Fund.”

3.           Effective March 18, 2011, the Summary Prospectus is revised as follows:

a.      The second paragraph following “Principal Investment Strategies” is deleted and replaced with the following:

The Fund employs a growth style of investing.  In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies.  The subadviser employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis (e.g., mathematical and statistical methods) in selecting stocks and constructing a portfolio.  The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes.  The subadviser selects securities based on a bottom-up approach which focuses on the strengths of individual companies, rather than sector or country trends.  The subadviser may consider selling a security for several reasons, including if (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.  The Fund may engage in active and frequent trading of portfolio securities.

b.      The information following “Portfolio Management - Subadviser” is deleted and replaced with the following:

Invesco Advisers, Inc. (“Invesco”)

c.      The table following “Portfolio Management – Portfolio Managers” is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Barrett Sides	Lead Portfolio Manager, Invesco	Since 1990

Clas Olsson	Lead Portfolio Manager, Invesco	Since 1994
Jason Holzer	Portfolio Manager, Invesco	Since 1996
Matthew Dennis, CFA	Portfolio Manager, Invesco	Since 2000
Shuxin Cao	Portfolio Manager, Invesco	Since 1997

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